UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2016

FAMOUS DAVE’S OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-21625	41-1782300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12701 Whitewater Drive, Suite 200, Minnetonka, MN 55343

(Address of principal executive offices) (Zip Code)

(952) 294-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 2, 2016 (the “Effective Date”), Famous Dave’s of America, Inc. (the “Company”) entered into a Loan Agreement (the “First Loan Agreement”) among the Company and Minwood Partners, Inc., as borrowers, and Venture Bank, as lender (the “Lender”). Also on the Effective Date, the Company entered into a loan agreement providing among the Company, as lead borrower, certain of its affiliates also as borrowers, and the Lender for two additional loans (the “Second Loan Agreement”).

First Loan Agreement

The First Loan Agreement provides for a loan from the Lender to the borrowers set forth therein in the principal amount of $3.7 million and is evidenced by a promissory note (the “First Note”) executed and delivered by the borrowers to the Lender on the Effective Date. The First Note has a maturity date of December 2, 2026 and shall be paid in monthly installments of principal and interest based on a twenty-year amortization period. Interest per annum shall be at a rate of 4.25% for years 1 through 5 and for years 6 through the end of the term LIBOR rate plus 375 basis points, subject to adjustment at the discretion of the Lender, as further set forth therein. The First Note may be prepaid, subject to certain prepayment premiums, provided, however, that during any calendar year the borrowers may prepay principal of up to 20% of the original principal amount without paying a prepayment premium.

Proceeds from the First Loan Agreement were used to repay the Company’s debt to Wells Fargo Bank, National Association and to pay certain other costs approved by the Lender.

The First Loan Agreement is secured by a mortgage and security agreement and fixture financing statement (the “First Mortgage”) granting to the Lender a security interest in and title to certain real property in the state of Minnesota and as more fully described therein.

The First Loan Agreement contains customary representations and warranties and financial and other covenants and conditions, including, among other things, minimum EBITDA and a post-closing covenant to obtain certain letters of credit. The First Loan Agreement also places certain restrictions on, among other things, the borrowers’ ability to incur additional indebtedness, to create liens or other encumbrances, to use funds for purposes other than as stated therein, to sell or otherwise dispose of assets and to expand on or erect any new material improvements, as such term is defined therein.

In addition, the First Loan Agreement contains events of default (subject to certain materiality thresholds and grace periods), including, without limitation, payment defaults; breaches of covenants; breaches of representations and warranties; failure to perform remediation of any environmental matters on the mortgaged property, as set forth in the First Mortgage; failure to perform or observe the covenants, conditions or terms of the First Loan Agreement and related agreements; certain bankruptcy events of the borrowers and failure to timely provide financial statements.

The foregoing descriptions of the First Loan Agreement, the First Note and the First Mortgage do not purport to be complete and are qualified in their entirety by reference to the full text of the First Loan Agreement, the First Note and the First Mortgage, which are filed, respectively, as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated by reference herein.

Second Loan Agreement

The Second Loan Agreement provides for two separate loans from the Lender to the borrowers set forth therein in the aggregate principal amount of $7.3 million, one in the principal amount of $6.3 million (“Loan 2”) and the other in the principal amount of $1 million (“Loan 3”). Loan 2 is evidenced by a promissory note in the principal amount of $6.3 million (the “Second Note”). The Second Note has a maturity date of December 2, 2023 and shall be paid in monthly installments of principal and interest based on a seven-year amortization period. Interest per annum shall be at a rate equal to the LIBOR rate plus 325 basis points (each of such terms as defined in the Second Note), subject to adjustment at the discretion of the Lender and as further set forth therein. The Second Note may be prepaid at any time without incurring a prepayment premium.

Loan 3 is evidenced by a promissory note in the principal amount of $1 million (the “Third Note”). The Third Note has a maturity date of December 2, 2019 and shall first be paid in monthly installments of the interest then accrued on the principal balance and then in full on the maturity date. Interest per annum shall be at a rate equal to the LIBOR rate plus 325 basis points (each of such terms as defined in the Third Note), subject to adjustment at the discretion of the Lender, as further set forth therein. The Third Note may be prepaid at any time without incurring a prepayment premium.

Proceeds from the Second Loan Agreement were used to repay the Company’s debt to Wells Fargo Bank, National Association, with the remainder to be used as a line of credit as working capital for borrowers’ business and pay certain other costs approved by the Lender.

Loan 2 is secured by a mortgage dated as of the Effective Date (the “Second Mortgage”) which is subordinate to the First Mortgage, a security interest in substantially all of the personal property of the borrowers pursuant to a security agreement dated as of the Effective Date (the “Security Agreement”) and a pledge of certain certificates of deposit pursuant to a pledge agreement also dated as of the Effective Date (the “Pledge Agreement”). Loan 3 is secured by a security interest on substantially all of the personal property of the borrowers pursuant to the Security Agreement and a pledge of certain certificates of deposit pursuant to the Pledge Agreement.

The Second Loan Agreement contains customary representations and warranties and financial and other covenants and conditions, including, among other things, minimum EBITDA and a post-closing covenant to obtain certain letters of credit. The Second Loan Agreement also places certain restrictions on, among other things, the borrowers’ ability to incur additional indebtedness, to use funds for purposes other than as stated therein, to create liens or other encumbrances, to sell or otherwise dispose of assets and to expand on or erect any new material improvements, as such term is defined therein.

In addition, the Second Loan Agreement contains events of default (subject to certain materiality thresholds and grace periods), including, without limitation, payment defaults; breaches of covenants; breaches of representations and warranties; failure to perform remediation of any environmental matters on the mortgaged property, as set forth in the Second Mortgage; failure to perform or observe the covenants, conditions or terms of the Second Loan Agreement and related agreements; certain bankruptcy events of the borrowers and failure to timely provide financial statements.

The foregoing descriptions of the Second Loan Agreement, the Second Note, the Third Note, the Second Mortgage, the Security Agreement and the Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Second Loan Agreement, the Second Note, the Third Note, the Second Mortgage, the Security Agreement and the Pledge Agreement, which are filed, respectively, as Exhibits 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 hereto and incorporated by reference herein.

Payoff of Wells Fargo Credit Agreement

On December 2, 2016, the Company used approximately $9.9 million of the proceeds from borrowings under the First Loan Agreement and Second Loan Agreement to fund repayment of certain outstanding amounts under that certain Third Amended and Restated Credit Agreement dated as of May 8, 2015, as amended (the “Credit Agreement”) by and among the Company and its subsidiaries and Wells Fargo Bank, National Association, as administrative agent on behalf of the Lenders under the Credit Agreement and the Lenders. For a period of up to 45 days following December 2, 2016, one letter of credit in the amount of $625,000 and a related cash collateral pledge remain outstanding under the Credit Agreement. Other than in respect of this letter of credit and related pledge, as well as certain breakage and treasury service management fees, the Company’s obligations under the Credit Agreement were terminated on December 2, 2016. Subsequent to the payoff of the Wells Fargo Credit Agreement, the Company had $1.0 million of additional borrowing capacity in Loan 3.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Loan Agreement dated December 2, 2016 among Famous Dave’s of America, Inc., Minwood Partners, Inc. and Venture Bank.

10.2	Promissory Note (Note 1) dated December 2, 2016 in principal amount of $3,700,000 from Famous Dave’s of America, Inc. and Minwood Partners, Inc. to Venture Bank.

10.3	Mortgage and Security Agreement and Fixture Financing Statement dated December 2, 2016 by Famous Dave’s of America, Inc. and Minwood Partners, Inc. to Venture Bank (Loan 1).

10.4	Loan Agreement dated December 2, 2016 among Famous Dave’s of America, Inc., D&D of Minnesota, Inc., Famous Dave’s Ribs of Maryland, Inc., Famous Dave’s Ribs, Inc., Famous Dave’s Ribs-U, Inc., Lake & Hennepin BBQ & Blues, Inc. and Venture Bank.

10.5	Promissory Note (Note 2) dated December 2, 2016 in principal amount of $6,300,000 from Famous Dave’s of America, Inc., D&D of Minnesota, Inc., Famous Dave’s Ribs of Maryland, Inc., Famous Dave’s Ribs, Inc., Famous Dave’s Ribs-U, Inc. and Lake & Hennepin BBQ & Blues, Inc. to Venture Bank.

10.6	Promissory Note (Note 3) dated December 2, 2016 in principal amount of $1,000,000 from Famous Dave’s of America, Inc., D&D of Minnesota, Inc., Famous Dave’s Ribs of Maryland, Inc., Famous Dave’s Ribs, Inc., Famous Dave’s Ribs-U, Inc. and Lake & Hennepin BBQ & Blues, Inc. to Venture Bank.

10.7	Mortgage and Security Agreement and Fixture Financing Statement dated December 2, 2016 by Famous Dave’s of America, Inc. and Minwood Partners, Inc. to Venture Bank (Loan 2).

10.8	Security Agreement dated December 2, 2016 by Famous Dave’s of America, Inc., D&D of Minnesota, Inc., Famous Dave’s Ribs of Maryland, Inc., Famous Dave’s Ribs, Inc., Famous Dave’s Ribs-U, Inc. and Lake & Hennepin BBQ & Blues, Inc. for the benefit of Venture Bank.

10.9	Pledge Agreement dated December 2, 2016 among Famous Dave’s of America, Inc., D&D of Minnesota, Inc., Famous Dave’s Ribs of Maryland, Inc., Famous Dave’s Ribs, Inc., Famous Dave’s Ribs-U, Inc., Lake & Hennepin BBQ & Blues, Inc. and Venture Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMOUS DAVE’S OF AMERICA, INC.

Date: December 8, 2016	By:	/s/ Dexter Newman
		Name:	Dexter Newman
		Title:	Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Loan Agreement dated December 2, 2016 among Famous Dave’s of America, Inc., Minwood Partners, Inc. and Venture Bank.

10.2	Promissory Note (Note 1) dated December 2, 2016 in principal amount of $3,700,000 from Famous Dave’s of America, Inc. and Minwood Partners, Inc. to Venture Bank.

10.3	Mortgage and Security Agreement and Fixture Financing Statement dated December 2, 2016 by Famous Dave’s of America, Inc. and Minwood Partners, Inc. to Venture Bank (Loan 1).

10.4	Loan Agreement dated December 2, 2016 among Famous Dave’s of America, Inc., D&D of Minnesota, Inc., Famous Dave’s Ribs of Maryland, Inc., Famous Dave’s Ribs, Inc., Famous Dave’s Ribs-U, Inc., Lake & Hennepin BBQ & Blues, Inc. and Venture Bank.

10.5	Promissory Note (Note 2) dated December 2, 2016 in principal amount of $6,300,000 from Famous Dave’s of America, Inc., D&D of Minnesota, Inc., Famous Dave’s Ribs of Maryland, Inc., Famous Dave’s Ribs, Inc., Famous Dave’s Ribs-U, Inc. and Lake & Hennepin BBQ & Blues, Inc. to Venture Bank.

10.6	Promissory Note (Note 3) dated December 2, 2016 in principal amount of $1,000,000 from Famous Dave’s of America, Inc., D&D of Minnesota, Inc., Famous Dave’s Ribs of Maryland, Inc., Famous Dave’s Ribs, Inc., Famous Dave’s Ribs-U, Inc. and Lake & Hennepin BBQ & Blues, Inc. to Venture Bank.

10.7	Mortgage and Security Agreement and Fixture Financing Statement dated December 2, 2016 by Famous Dave’s of America, Inc. and Minwood Partners, Inc. to Venture Bank (Loan 2).

10.8	Security Agreement dated December 2, 2016 by Famous Dave’s of America, Inc., D&D of Minnesota, Inc., Famous Dave’s Ribs of Maryland, Inc., Famous Dave’s Ribs, Inc., Famous Dave’s Ribs-U, Inc. and Lake & Hennepin BBQ & Blues, Inc. for the benefit of Venture Bank.

10.9	Pledge Agreement dated December 2, 2016 among Famous Dave’s of America, Inc., D&D of Minnesota, Inc., Famous Dave’s Ribs of Maryland, Inc., Famous Dave’s Ribs, Inc., Famous Dave’s Ribs-U, Inc., Lake & Hennepin BBQ & Blues, Inc. and Venture Bank.